UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 9, 2021

Isoray, Inc. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33407 (Commission File Number)	41-1458152 (IRS Employer Identification No.)

350 Hills Street, Suite 106, Richland, Washington 99354

(Address of Principal Executive Offices) (Zip Code)

(509) 375-1202

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ISR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition.

On September 21, 2021, the Company issued a press release announcing its financial results for the fourth quarter and fiscal year ended June 30, 2021, the text of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

In addition to historic information, this report, including the exhibits, contains forward-looking statements regarding events, performance, and financial trends. Various factors could affect future results and could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Some of those factors are identified in the Company’s periodic reports filed with the Securities and Exchange Commission, the most recent of which is the Company’s Annual Report on Form 10-K for the year ended June 30, 2020 and on Form 10-Q for the periods ended September 30, 2020, December 31, 2020 and March 31, 2021.

Item 8.01     Other Events.

On September 9, 2021, the Company issued a press release announcing that it will be holding a teleconference to discuss its financial results for the fourth quarter and fiscal year ended June 30, 2021, the text of which is attached hereto as Exhibit 99.2.

Additionally, the Company will hold its fiscal 2022 annual shareholder meeting on Tuesday, December 7, 2021, beginning at 11:00 a.m. Pacific Time. The board of directors has established October 14, 2021, as the record date for determining shareholders entitled to vote at the meeting.

The deadline for the receipt of any shareholder proposals for inclusion in the Company’s proxy materials was September 10, 2021.  Proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, must comply with the requirements set forth in Rule 14a-8.  Shareholder proposals not submitted pursuant to Rule 14a-8 must comply with the requirements set forth in the Company’s bylaws.  The Company intends to view any proposals received after September 10, 2021, as not having been received within the time periods set forth in Rule 14a-8 or the Company’s bylaws, as applicable. Any proposal submitted outside this timeframe will not be considered timely and will be excluded from consideration at the annual meeting.

Item 9.01         Financial Statements and Exhibits.

(d)     Exhibits

99.1	Press release issued by Isoray, Inc., dated September 21, 2021.
99.2	Press release issued by Isoray, Inc., dated September 9, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 21, 2021

Isoray, Inc., a Delaware corporation

By: /s/ Lori A. Woods

       Lori A. Woods, CEO